Financial instruments	12 Months Ended
Jun. 30, 2026
Notes and other explanatory information [abstract]
Financial instruments

31. Financial instruments

	As at June 30
(US dollars in thousands)	2026	2025	2024
Financial assets at amortized cost
Trade and other receivables	73,127	69,612	9,643
Cash and cash equivalents	2,018	60	199
Restricted cash	61	191	292
Total	75,206	69,863	10,134

Financial liabilities at amortized cost
Loans and borrowings	28,736	28,994	29,086
Lease liabilities	10,293	195	-
Trade and other payables	32,551	37,793	24,345
Total	71,580	66,982	53,431

At 30 June 2026, the financial assets and liabilities presented in this note are measured at amortized cost. No financial assets or liabilities measured at fair value through profit or loss are included in the year-end financial-instrument balances disclosed above.

The Group’s financial instruments include financial assets and financial liabilities measured at amortized cost, equity investments measured at fair value through profit or loss, and derivative warrant liabilities measured at fair value through profit or loss.

Changes in the fair value of the equity investments and derivative warrant liabilities are recognized in profit or loss. Fair values are determined using quoted market prices, relevant transaction evidence or valuation techniques, as appropriate to the instrument.

The amounts disclosed in the above table for trade and other receivables and trade and other payables do not agree to the amount reported in the Company’s Consolidated Statement of Financial Position as they exclude prepaid expenses, payroll liabilities and sales tax payable, current tax receivables and contract assets and liabilities which do not meet the definition of financial assets or liabilities.

Fair value measurements

The Group measures certain financial instruments at fair value at each reporting date. The following table summarizes those instruments by level within the fair value hierarchy:

June 30, 2026	Level 1	Level 2	Level 3	Total
Financial assets at fair value through profit or loss
Listed equity investment	3,034	–	–	3,034
Unlisted equity investment	–	–	4,345	4,345
Total financial assets	3,034	–	4,345	7,379
Financial liabilities at fair value through profit or loss
Warrant derivative liabilities	–	–	17,140	17,140
Total financial liabilities	–	–	17,140	17,140

Valuation techniques and significant unobservable inputs

Level 3 instrument	Valuation technique	Significant unobservable inputs	Input / range
Unlisted equity investment (Ripple Labs, Inc. shares)	Recent transaction / market-based valuation	Transaction price adjustment, discount for lack of marketability and transfer restrictions	Fair value US$106.16 per share (40,928 shares). Reference price: cost US$118.71 per share. Implied adjustment to cost (10.6)%
Warrant derivative liability – PIPE convertible preference shares	Monte Carlo simulation	Probability of a reset trigger acquisition, expected volatility	Volatility 137%–150% (about 147% at June 30, 2026); reset probability 10%; exercise price US$12.00, reset price US$0.01
Warrant derivative liability – ASEAN	Monte Carlo simulation	Probability of a reset trigger acquisition, expected volatility	Volatility 137%–150%; reset probability 10%; exercise price US$12.00 on 345,892 shares; reset price US$0.01 on 575,515 shares
Warrant derivative liability – AWN warrants.	Monte Carlo simulation	Probability of a reset trigger acquisition (management judgement); expected volatility	Volatility 146%; risk-free rate 4.04%; exercise price US$1.00;

Level 3 reconciliation

The following table reconciles the opening and closing balances of Level 3 instruments. Liabilities are shown as negative amounts.

Level 3 financial instruments	Unlisted equity investment	Warrant derivative liabilities	Total
Balance at July 1, 2025	–	–	–
Purchases / issues	5,000	(10,324)	(5,324)
Settlements / disposals	(105)	–	(105)
Gains / (losses) recognized in profit or loss	(550)	(6,816)	(7,366)
Gains / (losses) recognized in OCI	–	–	–
Transfers into / out of Level 3	–	–	–
Balance at June 30, 2026	4,345	(17,140)	(12,795)

(a) Financial risk management

The Group’s principal financial instruments are bank balances, cash and medium-term loans. The main purpose of these financial instruments is to manage the Group’s funding and liquidity requirements. The Group also has other financial instruments such as trade receivables and trade payables which arise directly from its operations.

The Group is exposed through its operations to the following financial risks:

●	Liquidity risk

●	Credit risk

●	Foreign currency risk

●	Interest rate risk

●	Market Risk

The Board has overall responsibility for the establishment and oversight of the Group’s risk management framework. Policy for managing risks is set by the Chief Executive Officer and is implemented by the Group’s finance department. All risks are managed centrally with tight control of all financial matters.

(b) Liquidity risk

Liquidity risk is the risk that the Group will not be able to meet its financial obligations as they fall due. The Group considers that liquidity risk is effectively managed and mitigated. The Group held unrestricted cash resources of $2 million at June 30, 2026 (June 30, 2025: $0.1 million; June 30, 2024: $0.2 million). The ratio of current assets to current liabilities at June 30, 2026 is 0.87 (June 30, 2025: 1.34; June 30, 2024: 0.33).

The Group maintains near-term cash flow forecasts that enable it to identify its borrowing requirements so that remedial action can be taken if necessary.

With the upcoming cash requirements, the Company recently also embarked on a ‘Sum of the Parts’ exercise to identify undervalued assets and determine ways to monetize them separately. These efforts include, but are not limited to:

○	Spinning Tembo off independently via a SPAC, which has been valued at $838 million USD;

○	Energi Holding’s acquisition of a 51% stake in Tembo via a strategic PIPE investment, valuing the business at US $200 million enterprise value;

○	Further approaches to the market for the sale of VivoPower shares.

○	Increasing revenue and revenue sources from the current Bitcoin mining operation at the Mo i Rana facility

○	Working with potential investors, currently under NDA’s, to invest in both Tembo and VivoPower directly to take advantage of our current stock price.

Contractual maturities of financial liabilities, including interest payments, are as follows:

Year Ended June 30, 2026		Less than			More than
(US dollars in thousands)	Total	1 year	1-3 years	3-5 years	5 years
Contractual maturity of financial liabilities
Trade and other payables (financial liabilities)	32,551	32,551	-	-	-
Borrowings	28,737	12,877	15,860	-	-
Lease liabilities	10,292	741	9,552	-	-
Total	71,580	46,169	25,411	-	-

Year Ended June 30, 2025		Less than			More than
(US dollars in thousands)	Total	1 year	1-3 years	3-5 years	5 years
Contractual maturity of financial liabilities
Trade and other payables (financial liabilities)	37,793	35,568	2,225	-	-
Borrowings	28,994	12,194	16,800	-	-
Lease liabilities	195	55	90	50	-
Total	66,982	47,817	19,115	50	-

Year Ended June 30, 2024		Less than			More than
(US dollars in thousands)	Total	1 year	1-3 years	3-5 years	5 years
Contractual maturity of financial liabilities
Trade and other payables (financial liabilities)	34,345	34,345	-	-	-
Borrowings	29,086	8171	853	20,062	-
Lease liabilities	-	-	-	-	-
Total	63,431	42,516	853	20,062	-

(c) Credit risk

Management monitors the settlement status, ageing, counterparty financial condition and available external information for material receivables. Credit risk for other customers is reviewed before contracts are entered into and exposures are monitored by Group finance and the local entities on a monthly basis.

The Group defines “default” consistently with its internal credit risk management practices and in a manner aligned with IFRS 9 requirements. A financial asset is considered to be in default when one or more of the following criteria are met:

● Quantitative criterion: The borrower is more than 90 days past due on its contractual payments of principal or interest;

● Qualitative criterion: There is evidence that the borrower is unlikely to pay its credit obligations in full without realization of collateral, such as:

○ Breach of covenants or significant deterioration in financial condition;

○ Initiation of bankruptcy or similar proceedings; or

○ A formal declaration of default by the Group.

The 90-day past-due criterion was selected because it is generally consistent with regulatory definitions of default and provides an appropriate, objective threshold that reflects the point at which credit losses become likely to occur. The qualitative indicators ensure that default is also captured earlier where known credit deterioration is evident even if contractual payments are not yet past due.

The Group regularly reviews its definition of default to ensure alignment with emerging credit risk management practices and regulatory expectations.

Financial assets are written off, in whole or in part, when the Group has no reasonable expectation of recovering the contractual cash flows, either through direct recovery efforts or from realization of collateral.

Indicators that there is no reasonable expectation of recovery include:

● The borrower has been liquidated or declared bankrupt, and available proceeds from the estate are insufficient to repay the asset in full;

● The Group’s collection efforts have been exhausted with no further expected recoveries; or

● The asset has remained non-performing for an extended period (typically 180 days past due for retail exposures and 360 days past due for corporate exposures), and no further cash flows are anticipated.

Write-offs are approved in accordance with the Group’s credit risk management policies and require appropriate authorization levels.

Even after a financial asset has been written off, enforcement activities may continue in order to recover amounts due. Such recoveries are recognized in profit or loss when received.

Measurement of expected credit losses

The Group measures expected credit losses (“ECLs”) on its trade receivables, contract assets, the receivable from an investor in exchange for shares, and other financial assets. Depending on whether credit risk has increased significantly since initial recognition, the Group applies either 12-month ECLs or lifetime ECLs.

Twelve-month ECLs represent the expected credit losses arising from possible default events within the next 12 months, while lifetime ECLs reflect losses expected from all possible default events over the asset’s expected life. For trade receivables and contract assets, the Group applies the simplified approach under IFRS 9 and recognizes lifetime ECLs at all times. ECLs are estimated using historical loss rates adjusted for current and forward-looking information.

Assessment of significant increase in credit risk

For financial assets where the simplified approach does not apply—including the receivable from the investor—the Group assesses at each reporting date whether credit risk has increased significantly since initial recognition. The assessment considers quantitative and qualitative information such as ageing, payment patterns, changes in financial condition of the counterparty, and external credit information where relevant. A significant increase in credit risk is typically presumed when contractual amounts are more than 30 days past due, unless there is evidence to rebut this presumption.

Credit-impaired financial assets

A financial asset is assessed as credit-impaired when one or more events with a negative impact on the expected future cash flows have occurred. Indicators include significant financial difficulty of the counterparty, receivables more than 90 days past due, initiation of bankruptcy proceedings, or other observable data indicating a measurable decrease in expected cash flows. These indicators are applied consistently to trade receivables, contract assets, and the receivable from the investor.

Incorporation of forward-looking information

The ECL model incorporates forward-looking information by considering a range of possible future economic conditions. Macroeconomic variables relevant to the Group’s operations—such as expected changes in demand levels, inflation, interest rates, and general economic activity—are integrated into the loss estimates using probability-weighted scenarios. These assumptions are based on internal forecasts and external economic data sources. This ensures that the resulting ECL estimates reflect both historical trends and expected future economic conditions.

The Group’s liquidity, credit and foreign-currency exposures are significant in the context of the Group’s financial position. Liquidity risk is assessed as part of the Group’s overall financial risk management framework, taking into consideration its ability to meet its financial obligations as they fall due. Credit-risk concentration is described above, and a quantitative foreign-currency sensitivity analysis based on the monetary balances disclosed below is presented following the foreign-currency exposure.

(d) Foreign currency risk

The Group operates internationally and is exposed to foreign exchange risk on sales and purchases that are denominated in currencies other than the respective functional currencies of the Group entities to which they relate, primarily between USD, AUD, EUR, NOK and GBP.

The Group’s investments in overseas subsidiaries are not hedged as those currency positions are either USD denominated and/or considered to be long-term in nature.

The Group is exposed to foreign exchange risk on the following balances at June 30, 2026:

●	Cash and cash equivalents $0.69 million denominated in AUD, $0.02 million denominated in EUR, $0.04 million denominated in GBP and $0.08 million in NOK.

●	Restricted cash $0.06 million denominated in AUD.
●	Trade and other receivables $0.62 million denominated in AUD, $5.15 million in NOK, $0.12 million in AED and $0.02 million in GBP.
●	Trade and other payables $6.0 million denominated in NOK and $4.3 million in GBP

Of the total shareholder loan of $27.3 million, $25.4 million is denominated in USD and $1.9 million is denominated in AUD.

(e) Interest rate risk

As a result of the related party loan agreement the Group is exposed to interest rate volatility. However, the interest rate is fixed for the medium term, therefore, the risk is largely mitigated for the near future. The Group will continue to monitor the movements in the wider global economy.

(f) Capital management

The Group’s objectives when managing capital are to support its ability to continue as a going concern, meet its financial obligations and finance its operating and investment activities. The Group manages its funding through a combination of equity, shareholder loans and other financing arrangements. Management reviews forecast cash flows, available cash resources, debt maturities and anticipated funding requirements to identify financing needs and determine appropriate actions. These actions may include raising equity or debt, refinancing or settling existing obligations, and monetizing investments or other assets. The Board has overall responsibility for oversight of the Group’s financial risk management framework, with policies implemented centrally by the finance department.

The principal components of the Group’s capital and financing position were as follows:

US dollars in thousands	June 30, 2026	June 30, 2025, restated	June 30, 2024
Total equity / (deficit)	36,934	17,238	(40,536)
Loans and borrowings	28,736	28,994	29,086
Lease liabilities	10,293	195	—

During the year, the Group’s financing activities included the issuance of ordinary shares, convertible preference shares and warrants. Total equity increased principally through these issuances and other equity movements, partially offset by the loss for the year. Lease liabilities increased principally as a result of the acquisition of the Norwegian data center business. The Group’s funding priorities developed during the year to support its transition toward digital infrastructure while continuing to address existing corporate obligations.

Subsequent to June 30, 2026, the Group retired approximately $28.8 million of shareholder loan principal owed to AWN Holdings Limited through the issuance of convertible preference shares in settlement of $16.5 million and cash repayments of $12.3 million. Accrued interest remained outstanding and was subject to ongoing settlement discussions. These transactions changed the balance between debt and equity financing after the reporting date.

The Group’s financing arrangements include security, repayment and mandatory prepayment provisions, including provisions triggered by qualifying liquidity events. These terms are considered when assessing available funding and the use of financing proceeds. Restrictions on distributions from subsidiaries may also affect the availability of funds at the parent company level. Further information on financing terms, equity transactions, liquidity management and subsequent financing activities is provided in Notes 26, 27, 31, 32 and 33.

There were no changes in the Group’s objectives, policies or processes for managing capital during the year ended June 30, 2026

(g) Market Risk

Bitcoin price risk: Nordland Data receives a share of the bitcoin mined under the Corner hosting agreement as a compute-based fee, measured at fair value on each service day. Our hosting revenue therefore varies with the market price of bitcoin. We do not hedge this exposure.

Equity price risk: The fair value of our warrant liabilities depends on our share price, and changes in fair value are recognized in profit or loss. We do not hedge this exposure.